                                                                                        Exhibit 10.1

FOURTH AMENDMENT TO

CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 30, 2006, is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined).

RECITALS

A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).

B. In connection with the Credit Agreement, each of Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Wynn Golf, LLC, a Nevada limited liability company (“Wynn Golf”), Wynn Sunrise, LLC, a Nevada limited liability company (“Wynn Sunrise”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Kevyn, LLC, a Nevada limited liability company (“Kevyn”), and Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet” and together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise, World Travel, Kevyn, Wynn Resorts Holdings, LLC, a Nevada limited liability company, and Wynn Completion Guarantor, LLC, a Nevada limited liability company, the “Wynn Amendment Parties”), have executed certain Loan Documents.

C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Fourth Amendment, to amend certain provisions of the Credit Agreement.

D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

1.  Definitions.

    Except as otherwise expressly provided herein, capitalized terms used in this Fourth Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Fourth Amendment.

2.  Amendments.

(a) The definition of “Consolidated Total Debt” is deleted from Section 1.1 of the Credit Agreement and replaced with the following:

“Consolidated Total Debt”: at any date, an aggregate amount equal to (a) the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date less (b) an amount equal to A plus B less C less D (in each case as defined below), in each case determined on a consolidated basis in accordance with GAAP.

For purposes of the definition of Consolidated Total Debt at any date:

A = the aggregate amount of cash and Cash Equivalents of the Borrower and the other Loan Parties on such date on deposit in an Account with respect to which the Secured Parties have a perfected first priority Lien securing the Obligations pursuant to a Control Agreement,

B = the aggregate amount of cash and Cash Equivalents of the Borrower and the other Loan Parties on such date on deposit in the 2014 Notes Proceeds Account,

C = to the extent included in A above, cage cash related to casino operations in an amount up to $16,000,000 (or from and after the Phase II Opening Date, $20,000,000), and

D = the aggregate amount of cash and Cash Equivalents of the Borrower and the other Loan Parties on such date on deposit in each of the Completion Guaranty Deposit Account and the Project Liquidity Reserve Account.

(b) Section 7.1(d) of the Credit Agreement is amended by deleting the ratio “2.25:1” as used in the table therein and replacing such ratio with the ratio “2.00:1”.

3.  Representations and Warranties.

    To induce the Lenders to agree to this Fourth Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

(a)  the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Fourth Amendment, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Fourth Amendment;

(b)  the execution and delivery of this Fourth Amendment and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of this Fourth Amendment have been duly authorized by all necessary action on the part of the Borrower and each of the Wynn Amendment Parties;

(c)  the execution and delivery of this Fourth Amendment and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of this Fourth Amendment do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or any Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

(d)  this Fourth Amendment has been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties, is the legal, valid and binding obligation of the Borrower and each of the Wynn Amendment Parties, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e)  after giving effect to this Fourth Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Fourth Amendment that would constitute a Default or an Event of Default;

(f)  since the Closing Date, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(g)  each of the representations and warranties made by the Borrower and the Wynn Amendment Parties in or pursuant to the Loan Documents to which each is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4.  Effectiveness of this Fourth Amendment.

    This Fourth Amendment shall be effective only if and when executed by the Borrower, the Wynn Amendment Parties and the Administrative Agent, on behalf of the Lenders.

5.  Acknowledgments.

    By executing this Fourth Amendment, each of the Wynn Amendment Parties (a) consents to this Fourth Amendment, (b) acknowledges that, notwithstanding the execution and delivery of this Fourth Amendment, the obligations of each of the Wynn Amendment Parties under the Guarantee, the Completion Guaranty Collateral Account Agreement, the Completion Guaranty and the Security Agreement are not impaired or affected, and the Guarantee, the Completion Guaranty Collateral Account Agreement, the Completion Guaranty and the Security Agreement continue in full force and effect, and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee, the Completion Guaranty Collateral Account Agreement, the Completion Guaranty and the Security Agreement.

6.  Miscellaneous.

    THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Fourth Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Fourth Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Section 10.12 of the Credit Agreement shall apply to this Fourth Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written.

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

WYNN GOLF, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

WYNN SUNRISE, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

WORLD TRAVEL, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

LAS VEGAS JET, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole
member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

WYNN LAS VEGAS CAPITAL CORP., a Nevada corporation By: /s/ Ronald J. Kramer Name: Ronald J. Kramer Title: President
KEVYN, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company By: Wynn Resorts, Limited, a Nevada corporation, its sole member By: /s/ Ronald J. Kramer Name: Ronald J. Kramer Title: President
WYNN COMPLETION GUARANTOR, LLC,
a Nevada limited liability company

By: Wynn Las Vegas, LLC, a Nevada limited
liability company, its sole member

By: Wynn Resorts Holdings, LLC,
a Nevada limited liability company, its sole member

By: Wynn Resorts, Limited, a Nevada corporation, its sole member

By: /s/ Ronald J. Kramer
Name: Ronald J. Kramer
Title: President

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as the Administrative Agent
on behalf of the Lenders

By: /s/ Brenda Casey
Name: Brenda Casey
Title: Director

By: /s/ Joanna Soliman
Name: Joanna Soliman
Title: Assistant Vice President